UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 9, 2004

CROWN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA	19154-4599
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     215-698-5100

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(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        (d)     Election of a New Director.

                 On December 9, 2004, William S. Urkiel was elected to serve on the Board of Directors of Crown Holdings, Inc. (the “Company”).

Item 8.01    Other Events.

                 On December 14, 2004, the Company issued a press release announcing the results of the cash tender offer by its wholly-owned subsidiary, Crown Cork & Seal Company, Inc., for up to $110 million aggregate principal amount of outstanding 7.00% Notes due December 15, 2006 on behalf of Crown Cork & Seal Finance PLC. A copy of the press release announcing the results of the cash tender offer is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

        (c)     Exhibits.

99.1   Press Release dated December 14, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

Dated: December 15, 2004	By: /s/ Thomas A. Kelly
Name: Thomas A. Kelly
Title: Vice President and Corporate Controller

EXHIBIT INDEX

99.1	Press Release dated December 14, 2004.